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                                ENDORSEMENT NO. 2

                       attached to and made a part of the

                          MULTIPLE LINE EXCESS OF LOSS

                      REINSURANCE AGREEMENT NO. 3522-01003

                                     between

                         FIRST CENTRAL INSURANCE COMPANY

                               Lynbrook, New York

                   (hereinafter referred to as the "COMPANY")

                                       and

                        NATIONAL REINSURANCE CORPORATION

                              Stamford, Connecticut

                  (hereinafter referred to as the "REINSURER")





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IT IS MUTUALLY AGREED that effective at 12:01 a.m., July 1, 1996, as respects in force, new and renewal business, this Agreement is amended as follows:

1. ARTICLE 9 - REINSURANCE PREMIUM is deleted in its entirety and replaced by the following:

         ARTICLE 9 - REINSURANCE PREMIUM

         The COMPANY shall cede to the REINSURER 13.85% of the subject written premium of the COMPANY during the term of this Agreement on all business the subject matter of this Agreement.

         The COMPANY shall continue to hold the cash equivalent of the unearned premium reserve, notwithstanding the fact that the REINSURER shall assume such unearned premium reserve as a liability on its books.

2. As of the effective time and date of this Endorsement, the parties hereto shall make all necessary entries in their books reflecting the changes effective by this Endorsement.

All other terms and conditions remain unchanged.





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IN WITNESS WHEREOF,  the parties hereto have caused this Endorsement No. 2 to be
executed in duplicate, in Lynbrook, New York, this       day of October, 1996.

                                             FIRST CENTRAL INSURANCE COMPANY

                                             /s/
                                             ----------------------------------



ATTEST /s/
       ------------------------------


And in Stamford, Connecticut, this 2nd day of October, 1996.

                                             NATIONAL REINSURANCE CORPORATION

                                             /s/
                                             ----------------------------------
                                                    Senior Vice President

ATTEST /s/
       ------------------------------

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